BlackRock Index Funds, Inc.

BlackRock S&P 500 Index Fund

 (the “Fund”)

Supplement dated December 21, 2012 to the Prospectus of the Fund

This supplement is being provided to update you about the proposed reorganization of the Fund (in this capacity, the “Target Fund”) into BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”). The proposed transaction is referred to as the “Reorganization.”

As of December 12, 2012, sufficient votes to approve the Reorganization have not been cast at the Special Meeting of the shareholders of the Fund. As a result, the Board of Directors of BlackRock Index Funds, Inc. recently voted to set a new record date to solicit additional votes on the proposed Reorganization, in accordance with Maryland law. In the coming weeks, shareholders of record of the Fund on December 28, 2012 will receive a mailing including supplemental proxy materials and other relevant information. These materials will contain important information as to how you can vote on the proposed Reorganization or revoke your proxy if you have already voted and desire to change your vote. If shareholders approve the Reorganization at the reconvened Special Meeting, which will be held on February 22, 2013, it is expected that the Reorganization will be consummated on or about March 22, 2013.

Shareholders should retain this Supplement for future reference.

ALLPRO-S&P-1212SUP